COMTEX NEWS NETWORK, INC.
                    2003 INCENTIVE STOCK PLAN


     1. PURPOSE. The purpose of the Comtex News Network, Inc. 2003 Incentive Stock Plan (the "Plan") is to (i) to attract and retain qualified and experienced personnel to the Company and its affiliates, and (ii) provide outside directors and key employees of Comtex News Network, Inc. (the "Company") and its affiliates, with additional incentives to improve the growth and performance of the Company.

     2. TERM. The Plan shall be effective as of July 1, 2003, (the "Effective Date"), and shall remain in effect for ten years thereafter, unless sooner terminated by the Company's Board of Directors (the "Board"). After termination of the Plan, no additional awards may be granted but previously granted awards shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan.

     3.   PLAN ADMINISTRATION.

      (a) Administrators. The Plan shall be administered by administrators (the "Administrators") designated by the Board of Directors of the Company (the "Board"), and consisting of not fewer than two members of the Board. Pursuant To Rule 16b-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), no director shall serve as an administrator unless he is a "disinterested person" within the meaning of said Rule 16b-3.

      (b) Administrators' Action. The Administrators shall hold meetings at such times and places as they may determine. A majority of Administrators shall constitute a quorum, and all determinations of the Administrators shall be made by not less than a majority thereof. Any decision or determination reduced to writing and signed by a majority of the Administrators shall be fully effective as if it had been made by a majority vote of the Administrators at a meeting duly called and held. The
Administrators may designate the Secretary of the Company or other Company employees to assist the Administrators in the administration of the Plan, and may grant authority to such person to execute award agreements or other documents on behalf of the Administrators and the Company. Any duly constituted committee of the Board satisfying the qualifications of this
Section 3 may be appointed as the Administrators.

     (c) Administrators' Expenses. All expenses and liabilities incurred by the Administrators in the administration of the Plan shall be borne by the Company. The Administrators may employ attorneys, consultants, accountants or other persons.

     4. ELIGIBILITY TO PARTICIPATE. The persons eligible to participate in the Plan as a recipient of options (optionee) shall include only key employees, directors and consultants of the Company or its affiliates at the time the option is granted. An employee or consultant who has been granted an option hereunder may be granted an additional option or options, if the Administrators shall so determine.

     5. SHARES OF STOCK SUBJECT TO THE PLAN. One Million (1,000,000) shares of common stock of the Company ("Common Stock") in the aggregate are reserved for issuance under the Plan, such number to increase automatically on the first calendar day of each year, commencing January 1, 2004, by the lesser of
(i) One Hundred Thousand (100,000) shares, (ii) five percent (5%) of the then outstanding number of shares of common stock as of the end of the immediately preceding calendar year, or (iii) such amount as may be determined by the Board of Directors, which shares shall be available for issuance (subject to adjustment as provided in Section 6) pursuant to the exercise of Stock Options, granted under Sections 7(a) and 7(c) of the Plan, or Stock Awards, under Section 7(d) of the Plan. The maximum number of Stock Options that may be granted to any one employee of the Company is 250,000.

      Any shares issued under the Plan may consist in whole or in part, of authorized and unissued shares, treasury shares or shares purchased by the Plan. No fractional shares shall be issued under the Plan. Cash may be paid in lieu of any fractional shares in settlement of awards under the Plan.

           6. ADJUSTMENTS. If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Stock Options shall not change the aggregate Stock Option purchase price payable with respect to shares that are subject to the unexercised portion of the Stock Option outstanding but shall include a corresponding proportionate adjustment in the Stock Option purchase price per share.

      Adjustments under this Section 6 relating to shares of Common Stock or securities of the Company shall be made by the Administrators, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The granting of awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

     7. AWARDS. The Administrators shall determine the type or types of award(s) to be made to each participant under the Plan and shall approve the terms and conditions governing these awards in accordance with Section 11. Awards may be granted singly, in combination or in tandem so that the settlement or payment of one automatically reduces or cancels the other. The types of awards that may be made under the Plan are set forth below.

          (a) Stock Option. A Stock Option is a grant of a right to purchase a specified number of shares of Common Stock under the Plan during a specified period. A Stock Option may be in the form of a Non-Statutory Option, as defined in this paragraph, or an Incentive Stock Option, which complies with
Section 422 of the Code, as amended (as defined hereinafter), and the regulations thereunder at the time of grant, provided, however, that Options under this Plan may only be granted as Incentive Stock Options if the Company obtains shareholder approval within twelve (12) months before or after the date of adoption of this Plan. A Non-Statutory Stock Option means an option granted by the Administrators to (i) an outside director or (ii) to any other participant, and such option is either (A) not designated by the Administrators as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder. The exercise price of each Stock Option shall be the per share Fair Market Value of Common Stock on the date the award is granted. However, if a key employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates (or under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such key employee, or by or for any corporation, partnership, estate or trust of which such key employee is a shareholder, partner or beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. A Stock Option may be exercised in whole or in installments, which may be cumulative. The price at which shares of Common Stock may be purchased under a Stock Option shall be paid in full at the time of the exercise, in either cash or such other methods as provided by the Administrators at the time of grant or as provided in the form of agreement approved in accordance herewith, including tendering (either actually or by attestation) Common Stock at Fair Market Value on the date of surrender, or any combination thereof.

          (b) Stock Award. A Stock Award is an award under the Plan, made in stock or denominated in units of stock. All or part of any Stock Award may be subject to conditions established by the Administrators, and set forth in the award agreement, which may include, but are not limited to, vesting, continuous service with the Company, achievement of specific business objectives, and other measurements of individual, business unit or Company performance.

     8. DEFERRALS AND SETTLEMENTS. Payments in exercise of a Stock Option Award may be in the form of Common Stock or cash, or in combinations thereof as the Administrators determine at the time
of  grant,  and  with such restrictions as they may  impose.   No
Stock Option is to be considered exercised until payment in  full
is  accepted  by  the  Administrators.   The  means  by  which  a
recipient of an award may make payment is set forth below.

          (a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Administrators may permit all or a portion of the exercise price of a Stock Option to be paid from borrowed funds.

          (b) Cashless Exercise. Subject to vesting requirements, if applicable, a participant may engage in a "cashless exercise" of the Stock Option. Upon a cashless exercise, the participant shall give the Company written notice of the exercise of the Stock Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Stock Option and to deliver enough of the proceeds to the Company to pay the Stock Option exercise price and any applicable withholding taxes. If the participant does not sell the Common Stock subject to the Stock Option through a registered broker-dealer or equivalent third party, the participant may give the Company written notice of the exercise of the Stock Option and the third-party purchaser of the Common Stock subject to the Stock Option shall pay the Stock Option exercise price plus applicable withholding taxes to the Company.

          (c) Exchange of Common Stock. The Administrators may permit payment of the Stock Option exercise price by the tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of a Stock Option shall be valued at the Fair Market Value of the Common Stock. No tendered shares of Common Stock which were acquired by the participant upon the prior exercise of a Stock Option or as awards under this or any other stock award plan sponsored by the Company shall be accepted for exchange unless the participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

     9. FAIR MARKET VALUE. For all purposes under the Plan, Fair Market Value of a share of Common Stock on a particular date shall be equal to the average of the reported high and low bid prices of the Common Stock for the preceding ten (10) days. In the event the Common Stock is not actively traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Administrators in such manner as they deem appropriate.

      10. TRANSFERABILITY AND EXERCISABILITY. All awards under the Plan, other than Non-Statutory Stock Options, will be nontransferable and shall not be assignable, alienable, saleable or otherwise transferable by the participant other than by will or the laws of descent and distribution, except pursuant to a domestic relations order entered by a court of competent jurisdiction or as otherwise determined by the Administrators.

      If so permitted by the Administrators, a participant may designate a beneficiary or beneficiaries to exercise his rights under any Stock Option he would be entitled to and receive any distributions under the Plan upon the participant's death. However, in the case of participants who are subject to Section 16 of the Securities Exchange Act 1934 (the "1934 Act"), any contrary requirements of Rule 16b-3 under the 1934 Act, or any successor rule, shall prevail over the provisions of this Section.

      Awards granted pursuant to the Plan may be exercisable pursuant to a vesting schedule as determined by the Administrators. The Administrators may, in their sole discretion, accelerate or extend the time during which any Stock Option may be exercised, or any Stock Award may vest, in whole or in part, provided, however, that with respect to an Incentive Stock Option, it must be consistent with the terms of Section 422 of the Code in order to continue to qualify as an Incentive Stock Option. Notwithstanding the above, in the event of death, Retirement or Disability (as defined in Section 23 hereof), all awards shall immediately vest.

      11. AWARD AGREEMENTS. Each award of Stock Options and Stock under the Plan shall be evidenced by an agreement that is approved by the Administrators. The agreement must set forth the terms, conditions and limitations to an award and the provisions applicable in the event the participant's employment terminates, provided, however, in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant. If any key employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such key employee, or by or for any corporation, partnership, estate or trust of which such key employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the date of grant.

      In addition, to the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined at the time the option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all plans of the Company and its affiliates) shall not exceed $100,000. In the event the amount exercisable shall exceed $100,000, the first $100,000 of Incentive Stock Options (determined as of the date of grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options.

      12. PLAN AMENDMENT. The Board or the Administrators may modify or amend the Plan as it deems necessary or appropriate or modify or amend an award received by key employees and/or outside directors. No such amendment shall adversely affect any outstanding awards under the Plan without the consent of the holders thereof.

      13. TAX WITHHOLDING. The Company may deduct from any settlement of an award made under the Plan, including the delivery or vesting of shares, an amount sufficient to cover the minimum withholding required by law for any federal, state or local taxes or to take such other action as may be necessary to satisfy any such withholding obligations. The Administrators may permit shares to be used to satisfy the minimum required tax withholding and such shares shall be valued at the Fair Market Value as of the settlement date of the applicable award.

      14. OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Settlements of awards received by participants under the Plan shall not be deemed a part of a participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan, severance program or severance pay law of any country, unless otherwise determined by the Administrators, or unless the contrary is specifically provided in a Company benefit plan that is exempt from tax under Section 401(a) of the Code.

      15. UNFUNDED PLAN. Unless otherwise determined by the Administrators, the Plan is an unfunded plan. The Plan shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any participant or other person. To the extent any person holds any rights by virtue of a grant awarded under the Plan, such right (unless otherwise determined by the Administrators) shall be no greater than the right of an unsecured general creditor of the Company.

     16. FUTURE RIGHTS. No person shall have any claim or right to be granted an award under the Plan, and no participant shall have any rights by reason of the grant of any award under the Plan to continued employment by the Company or any subsidiary of the Company.

      17. GENERAL RESTRICTION. Each award shall be subject to the requirement that, if at any time the Administrators shall determine, in its sole discretion, that the listing, registration or qualification of any award under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such award or the grant or settlement thereof, such award may not be exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

      18. GOVERNING LAW. The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of New
York and applicable federal law.

      19. SUCCESSORS AND ASSIGNS. The Plan shall be binding on all successors and permitted assigns of a participant, including, without limitation, the guardian or estate of such participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the participant's creditors.

      20. RIGHTS AS A SHAREHOLDER. A participant shall have no rights as a shareholder with respect to awards under the Plan until he or she becomes the holder of record of shares granted under the Plan.

     21.  EXTRAORDINARY CORPORATE TRANSACTIONS.

          (a) Fundamental Change. Notwithstanding anything to the contrary in the Plan, if the Company recapitalizes or otherwise changes its capital structure (a "Fundamental Change"), then thereafter upon any exercise of an option theretofore granted, the optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock as to which option shall then be exercisable, the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the optionee had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable.

          (b) Change in Control. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by
Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board, then each of the foregoing shall constitute a "Change in Control".. In the event of a Change in Control, the Administrators and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

               (1)   provide  that  such Stock Options  shall  be
assumed, or equivalent stock options shall be substituted ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall be registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Stock Option surrendered equal to the difference between the (1) fair market value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Stock Options, and (2) the aggregate exercise price of all such surrendered Stock Options; or

               (2) in the event of a Change in Control transaction whereby the holders of Common Stock will receive a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, make or provide for a cash payment to the participants equal to the difference between (1) the Merger Price times the number of shares of Common Stock subject to such Stock Options held by each participant (to the extent then exercisable at prices not in excess of the Merger Price), and (2) the aggregate exercise price of all such surrendered Stock Options.

      22. COMPLIANCE WITH SECTION 16. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provisions of the Plan or actions of the Administrators fail to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrators.

     23.   TERMINATION OF EMPLOYMENT.  Unless the  Board  or  the
Administrators specifically designate another schedule in the Stock Option agreement, in connection with a termination of employment, Stock Options shall continue to be exercisable in accordance with the following provisions of this paragraph. Upon the termination of an employee's employment for any reason other than Disability, Retirement, Change in Control, death or Termination for Cause, the employee's Stock Options shall be exercisable, but only as to those shares that were immediately purchasable by, or vested in, such employee at the date of termination, and such options may be exercised only for a period of three (3) months following such termination. Upon the termination of an employee's service because of Disability, Retirement, death, or Change in Control (with such termination in respect of the latter occurring within 180 days of the effective date of such Change in Control), the employee's Stock Options shall be exercisable as to all shares whether or not then exercisable, and the employee's Stock Awards shall vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested in such employee at the date of termination and options may be exercised for a period of five (5) years following termination. Notwithstanding anything to the contrary herein, in no event shall the exercise period extend beyond the expiration of the Stock Option term. In the event of termination of employment or service for Cause (as defined herein) all rights and awards granted to an employee or director under the Plan not exercised or vested shall expire upon termination.

     No option shall be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than three (3) months following the date of the employee's Retirement or termination of employment following a Change in Control; and provided further, that no option shall be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than one year following termination of employment due to Disability and provided further, in order to obtain Incentive Stock Option treatment for options exercised by heirs or devisees of an optionee, the optionee's death must have occurred while employed or within three (3) months of termination of employment.

     "Disability" means, with respect to an employee, the permanent and total inability by reason of mental or physical infirmity or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Administrators that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of the employee's lifetime.

     "Retirement" means, with respect to an employee, retirement on or after the later of attainment of age sixty-five (65) and five (5) years of service with the Company or an affiliate, or such other time as determined by written resolution of the Administrators.

      Termination "for Cause" means the termination upon personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an affiliate.

     24. TERMINATION OF SERVICE AS A DIRECTOR. Unless the Board or the Administrators specifically designate another schedule in the Stock Option agreement, in connection with a termination of service, Stock Options shall continue to be exercisable in accordance with the following provisions of this paragraph. Upon the termination of a director's service for any reason other than Disability, Retirement, Change in Control, death or Termination for Cause, the director's Stock Options shall be exercisable, but only as to those shares that were immediately purchasable by, or vested in, such director at the date of termination, and such options may be exercised for a period of one (1) year following termination of service, and all of the director's unvested Stock Awards shall be forfeited. In the event of termination of service for Cause (as defined above) all rights granted to the director under the Plan not exercised by or vested in such director shall expire upon termination of service. Upon the termination of a director's service because of Retirement, Disability, Change in Control or death, the director's Stock Options shall be exercisable as to all shares, whether or not then exercisable, and the director's Stock Awards shall vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested in such director at the date of termination, and options may be exercised for a period of five
(5) years following such termination. In no event shall the exercise period extend beyond the expiration of the Stock Option term.

     "Disability" means, with respect to an outside director, the permanent and total inability by reason of mental or physical infirmity or both, of a director to carry out the responsibilities of a director of the Company or an affiliate, as required by applicable state and federal law.

     "Retirement" means, with respect to a director, retirement on or after the later of attainment of age sixty-five (65) or seven (7) years of service at the Company or an affiliate, or such other time as determined by written resolution of the Administrators.

      "Termination for Cause" has the same meaning as set forth under Paragraph 23 above.


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